Secured Borrowings	12 Months Ended
Dec. 31, 2014
Secured Borrowings [Abstract]
SECURED BORROWINGS

7. SECURED BORROWINGS

The Company’s secured borrowings balance, net of unamortized debt discounts, as of December 31, 2014 is presented below:

			Weighted average
	Net carrying value as of		interest rate(1) as of
	December 31,	December 31,	December 31,	December 31,	Maturity
	2014	2013	2014	2013	date
	(in thousands)
Securitization Notes	$532,035	$575,326	3.04%	3.63%	November 2033
Nord LB Facility	408,484	440,456	4.15%	4.15%	November 2018
CBA Facility	113,208	159,802	4.63%	4.91%	June 2018 – October 2020
Term Loan	443,383	465,103	5.19%	4.50%	August 2019
Fly Acquisition II Facility	121,589	126,766	4.15%	4.16%	July 2018
Other Aircraft Secured Borrowings	716,629	487,252	3.89%	4.71%	December 2015 – December 2025
Total	$2,335,328	$2,254,705

____________

(1) Represents the contractual interest rates and effect of derivative instruments, and excludes the amortization of debt discounts and debt issuance costs.

The Company is subject to certain operating covenants under its loan agreements relating to the maintenance, registration and insurance of its aircraft. The Company is also required to maintain lease concentration limits, and is subject to limitations on the re-leasing and disposition of aircraft in certain of these loan agreements. In addition, in certain of these loan agreements, the Company may be subject to additional operating covenants relating to the operations of the borrower entity; restrictions on the acquisition or substitution of aircraft; restrictions on the modification of aircraft and capital expenditures; limits on the amount and type of guarantees that can be provided or other indebtedness that can be incurred; and restrictions on the Company’s ability to grant liens or other encumbrances on the aircraft. The Company’s failure to comply with any one of these covenants may trigger an event of default under the relevant loan or facility agreement. Certain of these loan agreements contain cross-default provisions that could be triggered by a default under another loan agreement.

Generally, events of default under the Company’s loan or facility agreements include, among other things:

•	Failure to pay interest or principal when due or within a prescribed period of time following its due date;
•	Failure to make certain other payments and such payments are not made within a prescribed period of time following written notice;
•	Failure to maintain required insurance levels;
•	Failure to comply with certain other covenants and such noncompliance continues for a specified period of time following written notice; and
•	Any of the aircraft owning or borrower entities become the subject of insolvency proceedings.

As of December 31, 2014, the Company was not in default under any of its secured borrowings.

Securitization Notes

	Balance as of
	December 31, 2014	December 31, 2013
	(in thousands)
Outstanding principal balance:
Notes issued	$546,465	$592,903
Unamortized discount	(14,430)	(17,577)
Notes payable, net	$532,035	$575,326

On October 2, 2007, B&B Air Funding issued $853.0 million of aircraft lease-backed Class G-1 notes (the “Notes”) at an offering price of 99.71282%. The Notes are direct obligations of B&B Air Funding and are not obligations of, or guaranteed by, Fly. Interest is payable monthly based on the current one-month LIBOR plus a spread of 0.77%, which includes an amount payable to Ambac Assurance Corporation, the provider of a financial guaranty insurance policy (the “Policy Provider”) that supports payment of interest and in certain circumstances, principal on the Notes. As of each of December 31, 2014 and 2013, accrued interest on the Notes totaled $0.2  million.

The Notes are secured by (i) first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of B&B Air Funding; (ii) interests in the leases of the aircraft they own; (iii) cash held by or for them; and (iv) rights under agreements with BBAM, the initial liquidity facility provider, hedge counterparties and the insurance policy provider. Rentals paid under leases and proceeds from the sale of aircraft are placed in the collections account and paid out according to the priority of payments set forth in the indenture. The Notes are also secured by a lien or similar interest in any of the aircraft B&B Air Funding currently owns that are registered in the United States or Ireland. B&B Air Funding may not encumber the aircraft it currently owns or incur additional indebtedness except as permitted under the securitization related documents.

In 2009, the Company repurchased through a wholly-owned subsidiary $169.4 million principal amount of the Notes. In 2011, the Company sold $40.8 million principal amount of these repurchased Notes. During the first quarter of 2012, the Company sold the remaining $106.7 million principal amount of Notes for $87.3 million.

Prior to August 2012, a portion of the proceeds received from the sale of any aircraft financed by the Notes was applied to repay the debt allocated to such aircraft. Thereafter, all cash collected, including sale proceeds from the aircraft financed by the Notes was applied to service the outstanding balance of the Notes, after the payment of certain expenses and other costs, including the fees to the Policy Provider, interest and interest rate swap payments in accordance with those agreements. In 2012, three aircraft were sold and the Company repaid debt of $38.8 million associated with these aircraft. The Company wrote-off loan costs and unamortized discounts of $1.5 million associated with the repaid debt. During the year ended December 31, 2013, two aircraft financed by the Notes were sold. In 2014 and 2013, the Company made total principal payments of $46.4 million and $67.5 million, respectively.

At December 31, 2014,  35 aircraft were financed by the Notes, six of which were subject to sale agreements which are expected to be consummated in 2015. The final maturity date of the Notes is November 14, 2033.

The Company may, on a payment date, redeem the Notes in whole or in part, at the outstanding principal amount, together with accrued and unpaid interest.

B&B Air Funding is subject to financial and operating covenants which relate to, among other things, its operations, disposition of aircraft, lease concentration limits, restrictions on the acquisition of additional aircraft, and restrictions on the modification of aircraft and capital expenditures. A breach of the covenants could result in the acceleration of the Notes and exercise of remedies available in relation to the collateral, including the sale of aircraft at public or private sale.

On April 29, 2010, the servicing agreement for B&B Air Funding was amended to include the following servicer termination events:

•  Bankruptcy or insolvency of BBAM LP;

•BBAM LP ceases to own, directly or indirectly, at least 50% of the Servicer;

•  Summit ceases to own, directly or indirectly, at least 33.33% of the partnership interests in BBAM LP; provided that a sale that results in such ownership being at a level below 33.33% shall not constitute a servicer termination event if the sale is to a publicly listed entity or other person with a net worth of at least $100 million; and

•  50% or more of the Servicer’s key finance and legal team or technical and marketing team cease to be employed by BBAM LP and are not replaced with employees with reasonably comparable experience within 90 days.

On October 24, 2014, the indenture governing the Notes was amended with the requisite consent of the noteholders. Among other things, the amended indenture provides B&B Air Funding with greater flexibility in managing its aircraft portfolio, facilitates future aircraft sales and expands the scope of information reported to holders of the Notes on a monthly basis.  In connection with the amendment to the indenture, the servicing agreement for B&B Air Funding was amended to clarify the calculation of the sales fee payable to the servicer upon disposition of an aircraft, and to conform its insurance requirements and concentration limits to the same terms in the amended indenture.

In connection with the issuance of the Notes, B&B Air Funding entered into a revolving credit facility (“Note Liquidity Facility”) that provides additional liquidity of up to $60.0 million. Subject to the terms and conditions of the Note Liquidity Facility, advances may be drawn for the benefit of the Note holders to cover certain expenses of B&B Air Funding, including maintenance expenses, interest rate swap payments and interest on the Notes. Advances shall bear interest at one-month LIBOR plus a spread of 1.20%. A commitment fee of 0.40% per annum is due and payable on each payment date based on the unused portion of the Note Liquidity Facility. As of December 31, 2014 and 2013, B&B Air Funding had not drawn on the Note Liquidity Facility.

The financial guaranty insurance policy (the “Policy”) issued by the Policy Provider supports the payment of interest due on the Notes and the payment of the outstanding principal balance of the Notes on the final maturity date and, under certain circumstances, prior thereto. A downgrade of the Policy Provider’s credit rating or its failure to meet its obligations under the Policy will not have a direct impact on B&B Air Funding’s obligations or rights under the Notes.

B&B Air Acquisition Facility

In November 2007, B&B Air Acquisition entered into a credit facility that provided for aircraft financing (“B&B Air Acquisition Facility”). The facility was funded in two tranches, Tranche A and B. Tranche A was senior to Tranche B. Borrowings under the B&B Air Acquisition Facility incurred interest at a rate based on one-month LIBOR plus an applicable margin. The applicable margins for Tranche A and B were 1.50% per annum and 4.00% per annum, respectively.

On August 9, 2012, the B&B Air Acquisition Facility, which financed 16 aircraft at that time, was repaid with proceeds from a new Term Loan (see below) and approximately $122.5 million of the Company’s cash.

Nord LB Facility

	Balance as of
	December 31, 2014	December 31, 2013
	(in thousands)
Outstanding principal balance	$416,249	$452,371
Unamortized debt discount	(7,765)	(11,915)
Nord LB Facility balance, net	$408,484	$440,456

The Company assumed a debt facility (the “Nord LB Facility”) provided by Norddeutsche Landesbank Gironzentrale (“Nord LB”) that financed 19 of the aircraft acquired in the GAAM Portfolio. The Nord LB Facility is structured as individual loans with each aircraft owning subsidiary acting as the borrower of its respective loan. Borrowings are secured by Fly’s equity interest in the subsidiaries which own the financed aircraft, the related leases, maintenance reserves and other deposits. The loans are cross-collateralized and contain cross-default provisions.

The loans under the Nord LB Facility bear interest at one month LIBOR plus 3.30% until the final maturity date of November 14, 2018. As of December 31, 2014, the blended weighted average interest rate for the facility was 4.15%, excluding the amortization of debt discount and debt issuance costs. As of each of December 31, 2014 and 2013, interest accrued on the facility totaled $0.7 million, respectively.

The Company applies 95% of lease rentals collected towards interest and principal. Upon termination or expiration of a lease, no payments are due with respect to the outstanding loan associated with that aircraft until the earlier of (i) six months from such termination or expiration and (ii) the date on which the aircraft is re-leased. Interest during this period increases the outstanding balance under the facility. The Company must pay interest with respect to any aircraft that remains off-lease after six months, and if such aircraft continues to be off-lease after twelve months, the Company must pay debt service equal to 85% of the lease rate under the prior lease agreement. The lenders may require payment in full or foreclose on an aircraft that remains off-lease after 24 months, but may not foreclose on any other aircraft in the facility. In 2014, the Company made total principal payments of  $36.1 million under the Nord LB Facility. In 2013, the Company made total principal payments of $57.9 million, which included repayment of debt associated with the sale of an aircraft financed under the Nord LB Facility.

In the event the Company sells any of the financed aircraft, substantially all sale proceeds (after payment of certain expenses) must first be used to repay the debt associated with such aircraft and second to repay the outstanding amounts which finance the remaining aircraft. In addition, any security deposit and maintenance reserve amounts retained by the Company after termination of a lease will be used to prepay the Nord LB Facility, provided such reserves are not required for future maintenance of such aircraft. If the Company earns a 10% return on its equity investment after full repayment of the facility, the Company will pay Nord LB a fee equal to 10% of returns in excess of 10%, up to a maximum of $5.0 million.

In 2013, the Company sold one Boeing 737-700 aircraft financed under the Nord LB Facility. The Company repaid the debt associated with this aircraft and wrote off $0.9 million of unamortized discount. In 2012, the Company sold one Airbus A319-100 aircraft financed under the Nord LB Facility. The Company repaid the debt associated with the aircraft and wrote off $0.8 million of unamortized discount.

An event of default with respect to the loan on any aircraft will trigger an event of default on the loans with respect to every other financed aircraft. A default by any of the aircraft owning entities in respect of obligations in excess of $10.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder would constitute an event of default.

The Nord LB Facility does not contain any financial covenants. As of December 31, 2014,  17 aircraft were financed under this facility.

CBA Facility

	Balance as of
	December 31, 2014	December 31, 2013
	(in thousands)
Outstanding principal balance:
Senior tranches	$—	$30,512
Junior tranches	—	5,900
Tranche A	65,462	87,925
Tranche B	49,350	37,486
Total outstanding principal balance	114,812	161,823
Unamortized debt discount	(1,604)	(2,021)
CBA Facility balance, net	$113,208	$159,802

The Company assumed a debt facility provided by Bank of Scotland plc (“BOS”), Commonwealth Bank of Australia and CommBank Europe Limited (together, “CBA”) (the “CBA Facility” which the Company formerly referred to as the “BOS Facility”) that financed 21 of the aircraft acquired in the GAAM Portfolio. Subsequent to the acquisition of the GAAM Portfolio, twelve aircraft were refinanced.

On November 15, 2013, the Company amended and extended the CBA Facility, which was then secured by nine aircraft. CBA provided for seven new loans on seven of the remaining nine aircraft which are cross-collateralized and contain cross-default provisions. One loan matures in 2018 and the remaining six loans mature in 2020. All payments under the CBA Facility are guaranteed by the Company. The Company sold the two remaining aircraft financed under the CBA Facility and recorded a gain on debt extinguishment of $4.0 million during the year ended December 31, 2014. The proceeds were paid to the lenders as full and final discharge of the loans secured by these two aircraft totaling $35.6 million.

The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. In 2014 and 2013, total scheduled payments of $11.2 million and $13.5 million, respectively, were made by the Company. In addition, in 2013, the Company refinanced two aircraft, resulting in principal repayments of $54.5 million under the CBA Facility.

Borrowings under the CBA Facility accrue interest at either a fixed or variable interest rate. Variable borrowings bear interest based on one-month LIBOR plus an applicable composite margin of 2.50%. As of December 31, 2014 and 2013, the weighted average interest rates on the tranche loans, excluding the debt discount amortization, are presented below:

	As of
	December 31, 2014	December 31, 2013
Fixed rate loans:
Senior tranches	—	5.62%
Junior tranches	—	7.91%
Tranche A	5.52%	6.53%
Tranche B	4.47%	4.58%
Variable rate loans:
Tranche A	2.66%	2.66%
Tranche B	—	2.66%
Facility weighted average interest rate	4.63%	4.91%

As of December 31, 2014 and 2013, interest accrued on the facility totaled $44,000 and $0.2 million, respectively.

Borrowings under the CBA Facility are secured by the Company’s equity interest in the subsidiaries which own the aircraft and the related leases. If, upon the repayment of any loan, the ratio of the total principal amount outstanding under the CBA Facility to the aggregate appraised value of the aircraft is equal to or greater than 80%, the Company will be required to pay into a collateral account an amount as is necessary to reduce this ratio to less than 80%.

Term Loan

	Balance as of
	December 31, 2014	December 31, 2013
	(in thousands)
Outstanding principal balance	$451,547	$475,313
Unamortized debt discount	(8,164)	(10,210)
Term Loan balance, net	$443,383	$465,103

On August 9, 2012, the Company entered into a $395.0 million senior secured term loan (the “Term Loan”) with a consortium of lenders. The Term Loan was originally issued at an offering price of 96% of par value, or a discount of $15.8 million, bearing interest at LIBOR plus a margin of 5.50%, with a LIBOR floor of 1.25%.

Debt proceeds of $266.7 million, along with approximately $122.5 million of the Company’s cash, were applied towards full repayment of the B&B Air Acquisition Facility which financed 16 aircraft. The Company received the remaining proceeds of $112.5 million as seven additional aircraft, which were previously financed in the CBA Facility, were delivered into the Term Loan. These proceeds were applied towards full repayment of debt outstanding in the CBA Facility in respect of these seven aircraft, as well as associated break costs.

On December 18, 2012, the Company re-priced the Term Loan reducing the interest rate margin from 5.50% to 4.50%. In connection with the re-pricing, the Company paid the lenders a one-time prepayment penalty of 1.00% of the outstanding principal amount which totaled $3.9 million. The Company recorded debt extinguishment costs of $4.2 million associated with the lenders who did not participate in the re-pricing and whom were replaced with new lenders.

On May 21, 2013, the Company completed a second re-pricing of the Term Loan, further reducing the interest rate margin to 3.50% and the LIBOR floor by 0.25% to 1.00%. In connection with this re-pricing, the Company paid the lenders a prepayment penalty of 1.00% of the outstanding principal amount which totaled $3.8 million.

On November 21, 2013, the Company amended and upsized the Term Loan by $105.0 million. The incremental borrowing was priced at 99.75% of the principal amount. The Company received net proceeds of approximately $102.0 million, which were used to finance the acquisition of aircraft. At December 31, 2013, $33.6 million was held in an escrow account to finance the acquisition of two additional aircraft, which were acquired during the first quarter of 2014. In connection with this amendment, the Company recorded debt extinguishment costs of $1.2 million.

In connection with the upsizing, the maturity of the Term Loan was extended by one year from August 2018 to August 2019. In addition, the maximum Loan-to-Value ratio as measured on a quarterly basis, was increased from 67.5% to 70.0% of the lower of the mean or median of half-life adjusted base value of the financed aircraft as determined by three independent appraisers. The Company is required to seek new appraisals semi-annually.

During the year ended December 31, 2014, the Company sold four aircraft financed under the Term Loan, and substituted in three unencumbered aircraft as collateral. During the year ended December 31, 2013, the Company sold one aircraft financed under the Term Loan and substituted in an aircraft purchased during the third quarter of 2013. As of December 31, 2014,  29 aircraft were financed under the Term Loan.

The Term Loan requires quarterly principal payments of $5.9 million. In 2014 and 2013, the Company made principal payments of $23.8 million and $19.8 million, respectively.

The Term Loan can be prepaid in whole or in part without penalty.

The Term Loan is guaranteed by the Company. Borrowings are also secured by the Company’s equity interests in the aircraft owning and/or leasing subsidiaries, the aircraft and related leases and other deposits. The Term Loan contains certain concentration limits with respect to types of aircraft which can be financed in the Term Loan, as well as geographic and single lessee concentration limits. These concentration limits apply upon the acquisition, sale, removal or substitution of an aircraft. The Term Loan also includes certain customary covenants, including reporting requirements and maintenance of public ratings.

An event of default under the Term Loan includes any of the aircraft owning entities defaulting in respect of obligations in excess of $50.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder.

As of each of December 31, 2014 and 2013, interest accrued on the Term Loan totaled $2.9 million.

Fly Acquisition II Facility

	Balance as of
	December 31, 2014	December 31, 2013
	(in thousands)
Outstanding principal balance	$121,589	$126,766

On November 7, 2012, the Company entered into a revolving credit facility with a consortium of lenders (“Fly Acquisition II Facility”) providing loans in an aggregate amount of up to $250.0 million. On July 3, 2013, the Company increased total commitments under the facility to $450.0 million and the availability period was extended to July 3, 2015. The final maturity date was also extended to July 3, 2018. In January 2015, the Company exercised its right to terminate the availability period. The Company may not borrow any additional amounts and the final maturity date remains unchanged.

During the availability period, the Company paid a commitment fee of 0.75% per annum on a monthly basis to each lender on the undrawn amount of their commitment.

For the period following termination of the availability period through July 2016, the applicable margin has increased from 3.25% to 3.75% and will increase to 4.25% and 4.75% for each succeeding year until the final maturity date. As of each of December 31, 2014 and 2013, interest accrued on the Fly Acquisition II Facility totaled $0.2 million.

During the availability period, the Company was required to make monthly principal payments such that the aggregate outstanding principal amount of the loans was less than or equal to 72.5% of the aggregate purchase price of the aircraft depreciated on a straight line basis assuming a 25-year useful life of the aircraft.  Following termination of the availability period, all available cash flow (other than proceeds from the sale or total loss of an aircraft) from the aircraft held by Fly Acquisition II is applied to the outstanding principal balance after payment of interest, certain fees and expenses and interest rate swap payments.

In 2013, the Company purchased eight aircraft using a combination of unrestricted cash and $240.0 million drawn under the Fly Acquisition II Facility. The Company made principal payments of $5.2 million and $3.1 million in 2014 and 2013, respectively. In addition, in 2013, four aircraft were refinanced, resulting in an aggregate repayment of $110.0 million. As of December 31, 2014, four aircraft were financed under the Fly Acquisition II Facility.

Borrowings are secured by the beneficial interests in the aircraft owning and leasing subsidiaries, the aircraft and related leases, certain cash collateral and other deposits. In addition, the Company is required to maintain cash collateral equal to 2% of the aggregate outstanding principal balance of the loans.

Events of default under the Fly Acquisition II Facility include, among other things:

•a final judgment for a payment obligation is rendered against Fly Acquisition II or any of its subsidiaries in an amount in excess of $2.5 million which remains undischarged for 45 days; and

•certain early termination events related to Fly Acquisition II’s swap contracts.

Other Aircraft Secured Borrowings

	Balance as of		Weighted Average
	December 31,	December 31,	Interest
	2014	2013	Rates(1)	Maturity Date
	(in thousands)
Outstanding principal balance	$723,023	$490,106	3.89%	December 2015 – December 2025
Unamortized debt discount	(6,394)	(2,854)
Other aircraft secured borrowings balance, net	$716,629	$487,252

(1)Represents the weighted average contracted interest rate as of December 31, 2014.

In addition to the debt facilities described above, the Company has entered into other aircraft secured borrowings to finance the acquisition of aircraft. These borrowings may finance the acquisition of one or more aircraft and are usually structured as individual loans which are secured by pledges of the Company’s rights, title and interest in the financed aircraft and leases. The maturity date on each loan generally matches the corresponding lease expiration date. The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. In 2014, the Company made principal payments, including repayment of three loans, totaling $70.1 million. In 2013, the Company made principal payments totaling $28.7 million. As of each of December 31, 2014 and 2013, interest accrued on these loans totaled $1.1 million. As of December 31, 2014,  21 aircraft were financed by other aircraft secured borrowings.

At December 31, 2014 and 2013,  $425.0 million and $134.9 million of other aircraft secured borrowings, respectively, were recourse to the Company. Although these recourse loans are secured by aircraft and their associated leases, the Company has guaranteed and will be responsible for timely payment of all debt service and other amounts due under these loans in the event that the underlying leases do not provide sufficient cash flow to meet required debt payments. In addition, certain of the Company’s secured, recourse borrowings contain cross default provisions to other recourse borrowings which if triggered could significantly increase the amount of indebtedness that is payable by the Company at the time of the default.

In 2014, the Company acquired five aircraft with a combination of unrestricted cash and proceeds from secured, recourse debt financing of $274.5 million. In addition, the Company financed one aircraft with secured, recourse debt of $28.5 million.

In 2013, the Company purchased four aircraft with unrestricted cash and secured debt financing in an aggregate amount of $237.5 million. Also in 2013, the Company refinanced four aircraft out of the Fly Acquisition II Facility with four aircraft notes payable totaling $112.0 million.

Other Secured Borrowing

The Company had an $85.0 million credit facility agreement with an international commercial bank. The outstanding principal balance of $34.5 million was fully repaid during the first quarter of 2012.

Borrowings Future Minimum Principal Payments

During the year ended December 31, 2014, the Company made scheduled principal payments on its secured borrowings totaling $163.7 million. The anticipated future minimum principal payments due for its borrowings are as follows:

Year ending December 31,	(Dollars in thousands)
2015	$242,795
2016	207,413
2017	194,513
2018	532,875
2019	457,788
Thereafter	738,301
Future minimum principal payments due	$2,373,685